UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/09-4/30/10

ITEM 1.	REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

APRIL 30, 2010

THE INTERNATIONAL FUND

THE AMERICAN OPPORTUNITIES FUND

www.thomaswhite.com

Visit our new website and travel country to country as we chronicle the world’s transformation into an exciting global marketplace.

Emerging Markets: BRIC Spotlight

A new addition to our basket of content, the BRIC Spotlight Reports are industry- and sector-specific reviews that provide insightful analysis of the four developing countries that are expected to move the global economy forward in the future. Our analysts sift through data and mine information that will help understand changes in the dynamic economies of Brazil, Russia, India and China.

Global Economic Overview

Each month the Global Economic Overview offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

Emerging Leaders

Bi-weekly, Thomas White’s Emerging Leaders showcases the rising talent budding in emerging market countries throughout the world. With interest in developing economies mounting, Emerging Leaders will profile some of the faces that will be the decision makers and instruments of change in this exciting new marketplace in the years to come.

Empowering the Investor SM	www.thomaswhite.com

THOMAS S. WHITE, JR.

The Funds’ President and Portfolio Manager

Thomas White is the Funds’ President and Portfolio Manager. He has 44 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-four years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 2,000 companies in 45 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

www.thomaswhite.com

Message to Shareholders

June 29, 2010

Dear Shareholders and Friends,

We are delighted to welcome our many new shareholders. You join a growing number of individuals who have entrusted us to manage a portion of their savings. Our response to your confidence has been to expand the number of our research analysts. These professionals assist us in better understanding the economies of various countries across the globe, and who help us discover the investment opportunities that drive our performance. We are equally committed to continually improving our level of service and communications to you and your advisor.

Knowing Your Advisor

Every organization has a unique character. Perhaps what differentiates us is the genuine enthusiasm of our research professionals. They view themselves as being at the epicenter of a powerful and exciting period of transition and growth worldwide. They see a growing global convergence of business and capital markets and increased cooperation among nations to solve problems and avoid the conflicts that gripped the 20th century. They feel that ongoing globalization, despite the many bumps in the road that will occur over the coming decades, will lead to sharp improvements in the standard of living for all of humanity.

Our collective goal is to capture the associated investment benefits of globalization for our shareholders. We recognize that to accomplish this it is important that our clients stay well informed on the progress of globalization as it transforms the 45 countries covered by our analysts. The Thomas White-Global Investing website, www.thomaswhite.com, now draws throngs of visitors from around the world, demonstrating to us the rapidly growing appetite for global investing.

The World Economy

We continue to expect that the world economy will grow over 4% in 2010, a sharp improvement compared to the 0.6% contraction in 2009. The emerging market economies, and particularly those in Asia, continue to be the engines that are driving global growth.

In the developed markets, our analysts see slower growth in Europe, North America and Japan. We feel that these recoveries, most of which began during last year’s second quarter, will continue in the second half of 2010 and later in 2011, but at a low single digit paces. We also believe that the U.S. economy will outperform Europe and Japan, but not by much.

Many emerging market economies are experiencing accelerated high single digit growth. China has again expanded in double digits, but has moderated loan growth to

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reduce housing speculation. India’s policies are being adjusted in an attempt to temper food inflation. Many countries have strong capital inflows but recognize this infusion of capital is not a dependable way to finance growth.

			Developed Markets			Emerging Markets
		World	USA	Europe#	Japan	China	India	Brazil	Russia
Region/Country	2009*	100.0%	20.5%	18.7%	6.0%	12.5%	5.1%	2.9%	3.0%
Weight in the World Economy	Rank	-	2	1	4	3	5	10	8
World Population	Rank	-	4	3	12	1	2	6	10
World Land Mass	Rank	-	3	7	64	4	8	5	1
Economic Growth	2009	-0.6%	-2.4%	-4.1%	-5.2%	8.7%	5.7%	-0.2%	-7.9%
(Annual Rate)	2010	4.2%	2.9%	1.0%	1.9%	10.0%	8.8%	4.0%	4.0%
	2011	4.3%	2.6%	1.5%	2.0%	9.9%	8.4%	4.0%	3.3%
Inflation Rate	2009	2.5%	-0.3%	0.3%	-1.4%	-0.7%	10.9%	4.9%	11.7%
(Annual Rate)	2010	3.7%	2.1%	1.1%	-1.4%	3.1%	13.2%	5.1%	7.0%
	2011	3.0%	1.7%	1.3%	-0.5%	2.1%	5.5%	4.6%	5.7%
Government Spending	2009	-6.9%	-9.2%	-4.7%	-7.5%	-2.4%	-8.5%	-1.8%	-4.2%
Surplus/Deficit	2010	-5.7%	-7.3%	-4.5%	-7.4%	-2.7%	-8.0%	-2.5%	-5.0%
(% of GDP)	2011	-4.6%	-6.2%	-3.6%	-6.2%	-3.2%	-7.1%	-2.0%	-4.9%
Import Export Balance	2009	0.1%	-2.9%	-0.6%	2.8%	5.8%	-2.1%	-1.5%	3.9%
Surplus/Deficit	2010	0.3%	-3.3%	-0.3%	2.8%	6.2%	-2.2%	-2.9%	5.1%
(% of GDP)	2011	0.2%	-3.4%	-0.2%	2.4%	6.5%	-2.0%	-2.9%	4.6%

* A country’s weight within the world economy is based on its 2009 PPP GDP (source IMF).

# European Union

Data for 2010 and 2011 are projections.

Emerging Market Countries

Why we have started an Emerging Markets Fund

We have long believed that if an investor understands as we do that globalization is a positive force that encourages moderation and provides many new opportunities for growth, then they will also see the advantages of adding international equities to their portfolios. Multinational corporations have been using this global strategy for years; why shouldn’t investors do the same?

Since our founding in 1992, emerging market countries have grown from a mere 3% of the MSCI All Country World Index to approximately 21% today. But, given they have just started to develop their equity markets, we believe that this weight is

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deceptively low. In fact, 2010 IMF data confirms emerging market countries represent 47.1% of the total world economy, and the IMF projects this will grow to 51.9% by 2015.

What Caused Emerging Markets to Catch Up with Developed Markets So Quickly?

Perhaps the better question is what held back the emerging markets, representing 87.9% of world’s population, from progressing at the same rate as the others? Russia, China and India all had sophisticated cultures and global competitive societies in the past, but development had been delayed by politically-driven, failed economic models. When they ushered in market-driven economies in the 1990s, growth began to accelerate immediately. Add global CNN news via satellite and later the Internet and voila! - the world was competing on a more equal footing.

Companies quickly became multinational, selling worldwide and moving their manufacturing operations to countries where labor was cheapest, most often in emerging economies. At first, this was a positive for the consumer in developed markets, as products became progressively cheaper. Eventually job losses rose in developed countries, but their governments came to the rescue by extending unemployment payments and promoting domestic growth by subsidizing low cost home mortgages …all done with borrowed money from the emerging market countries where workers had the discipline to save large portions of their salaries.

Please excuse this simplification of the story, but the message should be clear. By 2008,

the emerging markets’ “export and lend model” and the developed markets’ “consume and borrow model” had gone from benefiting participants to damaging them. The emerging market countries are now concentrating on expanding domestic consumption to replace lost export revenues. In this area, China, India, Indonesia, Brazil and other countries with huge populations have clear advantages.

Developed Countries

AAA Financial Behavior is the Only Thing Trusted in Today’s World

Financial managers in what the IMF labels advanced economies are no longer extolling the advantages of financial leverage. Today, being successful as a financial manager requires a much different approach.

Before 2008, many companies and governments naively believed they could generate sustainable growth by increasing their level of debt. Those same entities are now in trouble. They had been lured into a trap, baited by their zeal to succeed, and unwilling to recognize the history of such behavior. Actions were often taken by political and corporate executives whose terms would be over before the “piper had to be paid.”

Today investors recognize that many government and business leaders that had been viewed as successfully climbing mountains were in fact digging deeper and deeper holes. The leader now most admired is cut from a different cloth. He or she is also an expert at climbing, but this time the challenge is to climb out of the hole their predecessor left behind. While both leaders of yesterday and today had to build

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supportive constituencies, the former had a far easier sell. They sold having a party, while their successor now has to sell the virtue of facing reality and the sacrifice necessary to right the financial ship.

Today’s “born again” lenders and investors like us demand that chief financial officers commit themselves to spending within their means. Perhaps even more important, they must have the backing of their constituents, be they electorate, stakeholders or shareholders. Why? They need the authority to make painful spending cuts when necessary. If done early, adjustments are seen as discipline.

At this stage in the recovery, the next group of financial leaders who are going to be forced (by bond investors) to face financial reality are the elected officials of those government entities, like California and Illinois, that cannot issue their own currency. Cynics would suggest they are resisting because they face losing their coming elections. But then again, who among us has the courage to cut the support of homeless children or to lay off 20% of a school system’s teachers when they already have 35 students per class? It is understandable that these leaders will wait until they are forced to act. As Greece is learning, just like death and taxes, the market makes the rules. Facing reality will slow both local and global growth and raise unemployment, but delaying the inevitable only lengthens the recovery period.

What about the government entities that can print their own money? Here fiscal austerity means slower growth and higher unemployment, while printing money eventually brings high inflation. But what investor would buy a country’s sovereign debt with a future threat of high inflation? Transparent AAA financial behavior is the only thing trusted in today’s world; without clear fiscal discipline investors are even becoming skeptical of America’s AAA credit rating.

The Good News

The good news is that equity investors are forward-looking. Using history as a guide, markets bottom during a crisis and recover afterwards. The market recovery since the financial crisis of 2008 is typical of the past. The tide went out in 2008, and the market was shocked to find that so many past heroes were naked. We have been in the repair phase ever since - first the banks and the debt laden home owners, then non-financial businesses like GM , now the small countries, and next the states and municipalities. Investors have typically recognized that this therapeutic stage is the necessary precursor to a healthy sustainable recovery.

Given the extremes that were reached in the past era of undisciplined lending, it is prudent to expect additional “after shocks” similar to the recent Greek sovereign debt crisis in Europe. We expect coming credit scares will involve the excessive debt and deep fiscal deficits in California, Illinois, New York, New Jersey, Arizona and many others states. These credit-related speed bumps will no doubt upset the market, but we feel this will be temporary, as tough decisions are inevitable and putting them behind us is a necessary step toward building a sustainable economic recovery.

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We understand that the act of deleveraging after periods of widespread consumer, business and government excesses will slow growth. Nevertheless, our professionals are far more comfortable when problems are widely recognized and “Mr. Market” forces even the most intransigent to set their financial houses in order.

The Dollar has been Strong

Last December, we suggested the dollar may outperform the Euro, Sterling and Yen due the relatively stronger recovery we felt America would enjoy. While longer term, we feel the dollar is vulnerable due to its poor financial discipline, temporary conditions suggest its continued mild outperformance against developed market countries. America’s current account improvements were helped by falling commodity prices and interest rates, but these conditions seem to have ended.

Our Portfolio Strategy

We strongly believe investors will be well served owning equity portfolios of sound companies that are broadly diversified across the world’s regions and industries. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being able to handling these challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments can offer exceptional buying opportunities.

Your Portfolio Manager, and Many Members of Our Research Team, Are Fellow Fund Shareholders.

As do many in our firm, I have 100% of my stock market exposure in the Thomas White Funds, including the newly launched Thomas White Emerging Markets Fund. During this period of rapid change in the world’s markets, I urge you stay abreast of the important events occurring in the forty-five countries covered by our analysts. Their observations are available at www.thomaswhite.com. You may subscribe on the site to get this content sent to you by email.

Thomas S. White, Jr.

President

FORWARD LOOKING STATEMENTS

Certain statements made above may be forward looking. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements due to numerous factors. Thomas White International, Ltd. and the Thomas White Funds undertake no responsibility to update publicly or revise any forward looking statements.

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 35 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst).
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE *	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING [1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	20.8%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010[2]	3.4%	3.5%	-4.3% (#5)	7.1% (#2)	8.1% (#1)	3.0% (#4)	3.7% (#3)
1970-2010[2]	9.5%		10.6%	9.6%	9.8%	10.3%

1988-2010[2]	7.2%	7.5%	9.2%	9.9%	-0.1%	10.7%	13.8%

*Developed Markets

1Data beginning January 1, 1988

2Returns through April 30, 2010

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2010 regional return range of 9.6% to10.6% are all close to the 9.5% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI AC World Index, started in 1988, has outperformed the World Index due to the new added emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning Thomas White’s American Opportunities, International and the newly launched Emerging Markets Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

In falling market environments, less volatile performance encourages investors to stay the course. This promotes success in reaching one’s long- term investment goals.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 105% since the end of the Cold War in 1989. As of March 2010, America’s 5,146 exchange-traded stocks now only represent 11.36% of the 45,294 stocks on the world’s 54 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to March 31, 2010 [2]	1960	1970	1980	1990	2000	2010
Developed Markets	99.9%	99.8%	99.2%	97%	96%	79%

Unites States	72%	66%	57%	43%	51%	37%

Canada	3%	2%	3%	2%	2%	4%

Europe	22%	22%	23%	25%	28%	23%

Asia Pacific	3%	8%	16%	27%	15%	15%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	21%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$32.7

1World Federation of Exchanges, Focus-Mar 2010

2Source: Thomas White International Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value including Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas White American Opportunities,

International and the newly launched Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund returned +8.0% for the six-month period ended April 30, 2010, compared to +5.8% for the MSCI All Country ex-U.S. Index, the Fund’s benchmark. For the trailing 12 months, the Fund returned +42.3% compared to +40.4% for the index. The Fund’s average annual three-, five- and ten-year returns were -6.0%, +8.5%, and +5.2% respectively, against the index’s returns of -5.9%, +6.5%, and +3.3% for the same periods. Since its inception in 1994, the International Fund has returned +8.3% annually versus +5.5% for the benchmark.

Sovereign Debt Crisis Casts a Shadow on the Global Recovery

The strength of the global equity market recovery, which started in March last year, has exceeded expectations, mirroring the surprisingly fast pace of the global economic revival. Though there are considerable variations in the rate of growth in economic activity across different regions, most leading indicators continue to underline the sustained improvement in the global outlook. Expectedly, the cyclical and manufacturing sectors have led the recovery as increased government spending and inventory rebuilding by businesses have supported demand the most so far. However, in countries such as Brazil and India, where the initial recovery has been the most vigorous, the pace of industrial expansion has slowed in recent months as the impetus from the initial stimulus measures have waned. Fears of a demand slowdown in China persist, though the country’s repeated efforts to curb rampant credit growth and inflationary pressures have not yet met with much success.

Consumer sentiment in the developed world has seen discernible improvement in recent months, though the progress has been very measured due to the frail labor market recovery and stagnant income levels. Subdued consumer demand has kept inflation under control in most countries, allowing central banks to maintain low interest rates. The extraordinarily low mortgage rates and tax incentives have stabilized the housing sector, especially in the U.S. and the U.K. where average home prices have made modest gains recently. Corporate earnings growth during the first quarter has been impressive, particularly for the consumer oriented sectors. Improved profitability and balance sheet strength have partly offset concerns about the negative impact on the earnings outlook, which may result from new regulatory initiatives affecting the financial and health care sectors.

The difficulties faced by certain countries due to unsustainable public debt levels have restrained financial market sentiment in recent months. While the crisis was limited to Dubai in 2009, the risk of debt defaults by several European countries increased this year after their sovereign credit ratings were downgraded. Consequently, yields on their sovereign bonds soared, making it more

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THOMAS WHITE INTERNATIONAL FUND

difficult to refinance older debt. It took extraordinary efforts and the pledge of significant financial support from the European Central Bank and the IMF to lighten market concerns about the European debt crisis. Even then, the political and economic turbulence caused by the crisis continue to weigh down the growth outlook for Europe.

Portfolio Review

Emerging markets continued to dominate during the review period, despite overvaluation fears and efforts of a number of governments to restrict investment inflows. Among developed market countries, Japan, which lagged for most of last year, together with the U.S., attracted increased investor interest during the second half of the review period. The debt crisis kept the developed European markets quiet while emerging European markets were relatively unaffected.

During the six-month review period ending April 30, 2010, the improved outlook for industrial activity bolstered Fund holdings such as Japanese equipment manufacturer Fuji Electric Holdings Co. Ltd. (+58.7%), Finnish engineering group Metso Oyj (+39.0%), and Japanese industrial glass manufacturer Nippon Electric Glass Co. Ltd. (+37.7%). Indonesian coal miner PT Indo Tambangraya Megah Tbk (+82.6%) and diversified South African miner African Rainbow Minerals Ltd. (+38.1%) benefited from strong demand for commodities and higher prices. South East Asian auto retailer Jardine Cycle & Carriage Limited (+33.5%), South African retailer Shoprite Holdings Ltd (+30.5%), and Japanese electronics retailer Yamada Denki Co, Ltd. (+25.9%) outperformed as retail sales trends in their home markets improved. Indonesian specialty tobacco maker PT Gudang Garam Tbk (+88.3%) was the top performer during the review period.

European banking and insurance companies came under pressure during the review period on fears of higher operational costs and credit losses from the sovereign debt crisis across the Continent. Among the Fund’s holdings, European banks Banco Comercial Portugues, S.A. (-34.4%), Credit Agricole S.A. (-25.3%), and Banco Santander S.A. (-21.4%), as well as insurers AXA S.A. (-19.7%) and Munich RE (-10.9%) lost value. European communication services providers Telefonica S.A. (-19.1%) and France Telecom S.A. (-11.7%) declined as heightened competition lowered their pricing power in key markets. Japanese electric utility Hokuriku Electric Power Co. Inc. (-9.7%) and German electricity and gas utility RWE AG (-6.1%) underperformed due to the relatively modest earnings outlook for utilities at this stage of the economic recovery.

Containing Public Debt Remains Primary Long-Term Challenge

The near term risks of the liquidity crisis and debt defaults in the troubled European countries are likely to be assuaged by the coordinated initiatives of the European Central Bank, the IMF and the U.S. Federal Reserve. However, governments in these countries have the arduous task of rebuilding their long-term fiscal health through substantial reductions in government spending and higher taxes. These measures will likely restrict economic activity, increase unemployment and, as the recent events in Greece have proved, could lead to political unrest. Continued public opposition could hamper the ability of the governments to sustain these policies. At the same time,

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APRIL 30, 2010

we believe these countries have no other option but to accept the budget cuts if they have to regain investment grade credit ratings and lower their borrowing costs.

In our opinion, if the long-term fiscal imbalances and the high public debt levels in the distressed European countries are left unaddressed, it could possibly drag down the entire region’s economic performance and destabilize the monetary and economic union. As the region constitutes nearly one-fifth of the global economy, any severe economic trauma in Europe is likely to slow down global growth for several years to come. Also, we believe the U.S. government may eventually face similar debt woes if it does not move aggressively to control its fiscal deficit.

In the short-term, though the labor markets in the developed countries have stabilized, it is likely to be some time before all the jobs shed during the recession are reinstated. We believe this will keep unemployment rates high in several countries, limit personal income growth and restrain consumer spending for the next several quarters. Nevertheless, in our opinion, the healthy growth momentum in the largest economies could sustain the buoyancy in the global economic outlook for the rest of the year.

We at the Thomas White Funds value the continued trust held in our International Fund by our shareholders and advisors. We remain committed to realize the benefits of international investing for our family of shareholders.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +253.44% for the Fund and +133.35% for the MSCI All Country World ex US Index. The one-year return for the Fund was +42.32%. The Fund’s average annual total return since inception was +8.30%. The MSCI Index includes reinvestment of dividends net of foreign withholding taxes. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

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THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of April 30, 2010[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	8.00%	1.03%	42.32%	(6.04)%	8.45%	5.21%	8.30%
MSCI All Country World ex US Index	5.76%	0.69%	40.38%	(5.86)%	6.47%	3.30%	5.49%

Operating Expenses (annualized)
Six months ended April 30, 2010	1.36%

Portfolio Turnover
Six months ended April 30, 2010	9.00%

Country Allocation	% of TNA
Australia	1.6%
Austria	0.3%
Brazil	4.1%
Canada	6.9%
China	2.8%
Czech	0.4%
Denmark	0.4%
Finland	2.0%
France	8.0%
Germany	6.0%
Hong Kong	2.9%
India	1.8%
Indonesia	2.7%
Israel	1.6%
Italy	1.2%
Japan	13.8%

Country Allocation	% of TNA
Malaysia	1.2%
Mexico	2.2%
Netherlands	2.6%
Norway	0.7%
Poland	0.4%
Portugal	0.2%
Russia	1.6%
Singapore	3.2%
South Africa	3.4%
South Korea	4.4%
Spain	3.6%
Sweden	1.3%
Switzerland	2.4%
United Kingdom	11.0%
United States	0.7%
Cash & Other	4.6%

Sector Allocation	% of TNA
Banking	15.5%
Building	0.4%
Capital Goods	3.6%
Chemicals	3.0%
Communications	4.8%
Consumer Durables	3.7%
Consumer Retail	7.0%
Consumer Staples	7.6%
Energy	10.5%
Financial Diversified	3.9%
Health Care	7.2%
Industrial	2.4%
Insurance	3.6%
Metals	7.7%
Services	3.6%
Technology	7.0%
Transportation	1.9%
Utilities	2.0%
Cash & Other	4.6%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$15.66	$428.2 million	2.00% within 60 days	None

1MSCI All Country Indices represent both the developed and the emerging markets for a particular region. For example, the MSCI All Country Far East Index includes both developed markets such as Hong Kong and Singapore and emerging markets such as Indonesia and Thailand. The MSCI All Country World Index includes 48 markets. The MSCI All Country World ex US Index represents the same countries as the All Country Index except it does not include the U.S. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

12	www.thomaswhite.com

Investment Portfolio (Unaudited)	April 30, 2010

Country	Issue	Industry	Shares	Value

COMMON STOCKS (95.4%)

AUSTRALIA (1.6%)
	BHP Billiton +	Metals	34,000	$1,241,833
	Commonwealth Bank +	Banking	56,000	2,996,302
	Westpac Banking Corp +	Banking	110,000	2,733,203

				6,971,338

AUSTRIA (0.3%)
	OMV AG +	Energy	41,600	1,497,213

CANADA (6.9%)
	Alimentation Couche	Consumer Retail	104,800	1,954,583
	Bank Nova Scotia	Banking	54,447	2,774,728
	Bank Of Montreal	Banking	46,800	2,905,971
	Canadian Ntrl Resour	Energy	35,600	2,740,994
	Canadian Pacific Rwy	Transportation	44,000	2,593,100
	Cenovus Energy	Energy	25,600	752,591
	Encana Corp	Energy	25,600	846,572
	Nexen Inc	Energy	83,700	2,034,730
	Potash Corp Of Saskatchewan	Chemicals	20,000	2,209,142
	Rogers Communications (TSX listed) #	Services	37,500	1,335,375
	Rogers Communications (NYSE listed) #	Services	78,500	2,797,583
	Talisman Energy	Energy	215,000	3,658,612
	Teck Resources Ltd-B	Metals	72,000	2,828,837

				29,432,818

CHINA (2.8%)
	Bank Of Communications +	Banking	1,370,000	1,557,279
	Dongfeng Motor Group +	Consumer Durables	5,264,000	7,415,397
	Ind & Comm Bk Of China +	Banking	4,305,000	3,157,718

				12,130,394

CZECH (0.4%)
	Philip Morris CR AS +	Consumer Staple	4,100	1,919,467

DENMARK (0.4%)
	H Lundbeck A/S +	Health Care	104,300	1,707,850

FINLAND (2.0%)
	Metso OYJ # +	Capital Goods	65,000	2,508,701
	Nokia OYJ +	Technology	68,700	836,093
	Pohjola Bank Plc # +	Banking	488,300	5,373,253

				8,718,047

FRANCE (8.0%)
	AXA SA +	Insurance	186,900	3,714,993
	BNP Paribas +	Banking	92,900	6,385,119
	Bouygues +	Communication	50,150	2,498,297
	Christian Dior +	Consumer Retail	44,750	4,734,031
	Cnp Assurances +	Insurance	38,000	3,181,782
	Credit Agricole SA # +	Banking	82,000	1,169,763
	France Telecom SA +	Communication	91,000	1,994,747
	Sanofi-Aventis +	Health Care	79,600	5,450,475
	Schneider Electric # +	Industrial	19,900	2,273,219

See Notes to Financial Statements

www.thomaswhite.com	13

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Societie Generale # +	Banking	21,500	$1,143,935
	Veolia Environnement # +	Utilities	49,650	1,560,127

				34,106,488

GERMANY (6.0%)
	BASF +	Chemicals	83,450	4,895,444
	Deutsche Bank AG # +	Banking	91,000	6,225,073
	Muenchener Rueckver +	Insurance	16,600	2,350,387
	RWE AG # +	Utilities	66,000	5,390,147
	SAP AG +	Technology	57,900	2,759,340
	SGL Carbon AG * # +	Industrial	50,200	1,622,735
	United Internet AG # +	Technology	162,000	2,437,792

				25,680,918

HONG KONG (2.9%)
	Cheung Kong +	Financial Div.	313,000	3,880,793
	Jardine Strategic # +	Financial Div.	202,000	4,253,211
	MTR Corp # +	Transportation	674,000	2,358,933
	Swire Pacific Ltd +	Transportation	156,000	1,740,913

				12,233,850

INDIA (1.8%)
	Infosys Tech ADR #	Technology	125,100	7,498,494

INDONESIA (2.7%)
	Gudang Garam Tbk Pt +	Consumer Staple	1,262,000	3,840,392
	Indo Tambangraya +	Metals	838,500	3,572,597
	Semen Gresik Persero +	Building	2,045,000	1,837,842
	United Tractors Ord +	Capital Goods	1,100,000	2,340,690

				11,591,521

ISRAEL (1.6%)
	Israel Discount Bank * +	Banking	652,000	1,331,123
	Teva Pharma ADR	Health Care	96,600	5,673,318

				7,004,441

ITALY (1.2%)
	Eni Spa +	Energy	222,600	4,990,113

JAPAN (13.8%)
	Amada Co Ltd +	Capital Goods	278,000	2,283,242
	Asahi Breweries Ltd # +	Consumer Staple	315,300	5,674,170
	Astellas Pharma Inc. +	Health Care	45,600	1,599,894
	Central Japan Railway +	Transportation	185	1,506,819
	Daiichi Sankyo Co +	Health Care	92,000	1,600,156
	Eisai Co # +	Health Care	28,600	979,510
	Fast Retailing Co +	Consumer Retail	14,600	2,209,291
	Fuji Electric Holdings # +	Capital Goods	900,000	2,714,850
	Hokuriku Elec Power +	Utilities	79,900	1,648,872
	Honda Motor +	Consumer Durables	134,500	4,543,571
	Marubeni +	Industrial	664,000	3,932,872
	Minebea Co Ltd +	Technology	761,000	4,398,123
	Nintendo Co +	Services	5,400	1,814,404
	Nippon Electric Glass +	Chemicals	183,000	2,791,445

See Notes to Financial Statements

14	www.thomaswhite.com

Investment Portfolio (Unaudited)	April 30, 2010

Country	Issue	Industry	Shares	Value

	Nissan Motor Company +	Consumer Durables	428,700	$3,753,869
	Nitori Co Ltd # +	Consumer Retail	23,800	1,867,700
	NTT +	Communication	44,500	1,805,819
	Sankyo Co Gunma +	Services	49,000	2,251,663
	Sony Financial Holdings +	Insurance	725	2,615,393
	Sumitomo Metal Mining +	Metals	54,000	800,010
	Sumitomo Mitsui Financial +	Banking	79,100	2,608,924
	Toyo Suisan Kaisha +	Consumer Staple	107,000	2,569,873
	Yamada Denki Co Ltd +	Consumer Retail	35,000	2,721,537

				58,692,007

MALAYSIA (1.2%)
	Hong Leong Bank Bhd +	Banking	724,000	1,961,750
	Petronas Dagangan +	Energy	269,600	763,076
	Tanjong Plc +	Services	404,500	2,267,020

				4,991,846

MEXICO (2.2%)
	America Movil SAB #	Communication	2,332,400	6,022,024
	Grupo Financiero Bank	Financial Div.	419,000	1,740,191
	Grupo Mexico SAB	Metals	684,400	1,798,740

				9,560,955

NETHERLANDS (2.6%)
	Arcelormittal +	Metals	36,600	1,441,820
	Fugro NV # +	Energy	26,600	1,735,610
	Koninklijke DSM NV +	Chemicals	65,700	2,928,886
	Unilever NV +	Consumer Staple	168,200	5,140,327

				11,246,643

NORWAY (0.7%)
	Petroleum Geo-Services * +	Energy	157,000	2,143,333
	Seadrill Ltd # +	Energy	40,000	1,011,340

				3,154,673

POLAND (0.4%)
	Grupa Lotos SA * +	Energy	153,700	1,694,604

PORTUGAL (0.2%)
	Banco Comercial Portugues +	Banking	990,000	916,641

RUSSIA (1.6%)
	OAO Gazprom GDR +	Energy	116,900	2,713,518
	Tatneft GDR # +	Energy	135,833	4,149,331

				6,862,849

SINGAPORE (3.2%)
	Jardine Cycle & Carriage +	Consumer Retail	247,000	5,426,392
	Singapore Telecom +	Communication	1,872,000	4,153,406
	United Overseas Bank +	Banking	288,000	4,219,517

				13,799,315

See Notes to Financial Statements

www.thomaswhite.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value

SOUTH AFRICA (3.4%)
	African Rainbow Minerals +	Metals	59,300	$1,599,594
	Anglogold Ashanti +	Metals	64,400	2,702,604
	Aspen Pharmacare * +	Health Care	178,500	2,006,768
	Pick’N Pay Stores +	Consumer Retail	288,600	1,628,599
	Remgro Ltd +	Industrial	194,000	2,584,565
	Shoprite Holdings # +	Consumer Retail	231,300	2,465,519
	Tiger Brands +	Consumer Staple	55,000	1,400,773

				14,388,422

SOUTH KOREA (4.4%)
	LG Electronics +	Technology	27,000	2,929,705
	Posco ADR # +	Metals	30,150	3,381,624
	Samsung Electronics +	Technology	12,000	9,076,208
	SK Telecom +	Communication	10,800	1,666,699
	S-Oil Corp +	Energy	33,850	1,725,020

				18,779,256

SPAIN (3.6%)
	Banco Santander SA +	Banking	628,384	7,894,703
	Criteria Caixacorp +	Financial Div.	413,500	2,058,155
	Repsol +	Energy	115,100	2,701,558
	Telefonica SA +	Communication	116,400	2,613,972

				15,268,388

SWEDEN (1.3%)
	Atlas Copco +	Capital Goods	169,800	2,757,807
	Sandvik AB # +	Capital Goods	180,500	2,612,792

				5,370,599

SWITZERLAND (2.4%)
	Baloise Holding AG +	Insurance	28,000	2,200,517
	Gam Holdings Ltd * +	Financial Div.	43,200	537,084
	Julius Baer Group +	Financial Div.	43,200	1,495,260
	Novartis +	Health Care	119,500	6,096,747

				10,329,608

UNITED KINGDOM (11.0%)
	Anglo American Plc * +	Metals	45,600	1,952,674
	Astrazeneca Plc +	Health Care	128,500	5,680,677
	Bhp Billiton Plc +	Metals	149,600	4,595,323
	BP Ord +	Energy	159,200	1,386,648
	British American Tobacco +	Consumer Staple	61,900	1,943,840
	Compass Group Plc +	Services	377,875	3,083,838
	G4S Plc +	Services	450,300	1,840,376
	Imperial Tobacco +	Consumer Staple	165,200	4,714,808
	Legal & General Group +	Insurance	1,100,000	1,424,500
	Marks & Spencer Plc +	Consumer Retail	700,000	3,920,420
	Next Plc +	Consumer Retail	85,000	2,981,469
	Rio Tinto Plc # +	Metals	29,200	1,485,112
	Royal Dutch Shell B +	Energy	180,900	5,457,916
	Standard Chartered +	Banking	255,600	6,812,072

				47,279,673

See Notes to Financial Statements

16	www.thomaswhite.com

Investment Portfolio (Unaudited)	April 30, 2010

Country	Issue	Industry	Shares	Value

UNITED STATES (0.7%)
	Philip Morris International Inc	Consumer Staple	63,000	$3,092,040

				3,092,040

Total Common Stocks		(Cost $346,311,503)		390,910,471

PREFERRED STOCKS (4.1%)

BRAZIL (4.1%)
	Cia De Bebidas Das A	Consumer Staple	22,800	2,222,619
	Cia Vale Do Rio Doce	Metals	203,164	5,437,725
	Itau Unibanco Multip	Banking	187,440	4,064,805
	Itausa-Investimentos	Financial Div.	411,000	2,834,626
	Petroleo Brasileir	Energy	150,400	2,837,642

				17,397,417

Total Preferred Stocks		(Cost $10,009,171)		17,397,417

SHORT TERM OBLIGATIONS (21.9%)
			Principal Amount

	The Northern Trust Company Eurodollar Time Deposit 0.00%, due 5/03/10		$16,738,070	$16,738,070

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		77,100,463	77,100,463

Total Short Term Obligations		(Cost $93,838,533)		93,838,533

Total Investments	117.3%	(Cost $394,933,711)		$502,146,421
Other Assets, Less Liabilities	(17.3)%			(73,941,713)
Total Net Assets	100.0%			$428,204,708

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2010 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

www.thomaswhite.com	17

Thomas White International Fund

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$6,971,338	$-------	$6,971,338
Austria	-------	1,497,213	-------	1,497,213
Canada	29,432,818	-------	-------	29,432,818
China	-------	12,130,394	-------	12,130,394
Czech	-------	1,919,467	-------	1,919,467
Denmark	-------	1,707,850	-------	1,707,850
Finland	-------	8,718,047	-------	8,718,047
France	-------	34,106,488	-------	34,106,488
Germany	-------	25,680,918	-------	25,680,918
Hong Kong	-------	12,233,850	-------	12,233,850
India	7,498,494	-------	-------	7,498,494
Indonesia	-------	11,591,521	-------	11,591,521
Israel	5,673,318	1,331,123	-------	7,004,441
Italy	-------	4,990,113	-------	4,990,113
Japan	-------	58,692,007	-------	58,692,007
Malaysia	-------	4,991,846	-------	4,991,846
Mexico	9,560,955	-------	-------	9,560,955
Netherlands	-------	11,246,643	-------	11,246,643
Norway	-------	3,154,673	-------	3,154,673
Poland	-------	1,694,604	-------	1,694,604
Portugal	-------	916,641	-------	916,641
Russia	-------	6,862,849	-------	6,862,849
Singapore	-------	13,799,315	-------	13,799,315
South Africa	-------	14,388,422	-------	14,388,422
South Korea	-------	18,779,256	-------	18,779,256
Spain	-------	15,268,388	-------	15,268,388
Sweden	-------	5,370,599	-------	5,370,599
Switzerland	-------	10,329,608	-------	10,329,608
United Kingdom	-------	47,279,673		47,279,673
United States	3,092,040	-------	-------	3,092,040
Total Common Stocks	$55,257,625	$335,652,846	$-------	$390,910,471

See Notes to Financial Statements

18	www.thomaswhite.com

Investment Portfolio (Unaudited)	April 30, 2010

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Brazil	$17,397,417	$-------	$-------	$17,397,417
Total Preferred Stocks	17,397,417	-------	-------	17,397,417
Short-Term Obligations	-------	93,838,533	-------	93,838,533
Total Investments	$72,655,042	$429,491,379	$-------	$502,146,421

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

www.thomaswhite.com	19

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund returned +21.2% over the six months ended April 30, 2010 as compared to the Fund’s benchmark, the Russell Midcap Index, which returned +24.9% for the same period. The Fund’s trailing three-, five- and ten-year annualized returns at the end of April were -5.4%, +2.8% and +5.6% compared to the Russell Midcap Index’s returns of -3.3%, +5.7% and +5.7%, respectively. In the twelve month period ended April 30, 2010, the Fund gained +40.1%, while the Russell Midcap Index advanced +50.9%.

Economic Recovery Has Become More Broad-Based

The six months from October 31, 2009 to April 30, 2010 have been a period of sustained improvement in the U.S. economy. As equity markets recovered last year, riding an unexpectedly swift economic recovery, skepticism abounded about the strength of the resurgence. Doubts were raised about the efficacy of certain policy measures, the ability of businesses to grow once the stimulus measures were withdrawn and the sustainability of the credit market recovery. However, economic data released during the past two quarters confirmed that the odds of the crisis repeating have diminished greatly.

The economic recovery has become more broad-based in recent months, though the pace of improvement in select industries remains slow. Throughout the latter half of 2009, businesses ramped up their depleted inventories and boosted factory activity, while the services sector remained subdued because of weak consumer spending. This was especially troubling as the services sector employs five times more workers than the manufacturing sector. However, service activity has been increasing since the beginning of 2010, signifying a broader economic expansion. The labor market has also stabilized, although the unemployment rate remains close to ten percent.

The revival in consumer spending this year, despite the slow labor market recovery and the absence of income growth, is very heartening. The contribution of personal consumption expenditures to first-quarter GDP growth was higher than expected. The housing sector is yet to see a vigorous recovery as very low mortgage rates and tax incentives have accounted for much of the recent improvements. The rising foreclosure numbers will continue to be a challenge as a large number of homeowners still owe more on their mortgages than their houses are worth.

Portfolio Review

During the six-month review period ending April 30, 2010, the Fund lagged its benchmark in both six-month and one-year returns because of the restraint adopted in the portfolio strategies during the early stages of

20	www.thomaswhite.com

APRIL 30, 2010

the equity market recovery. As the recovery matured, the portfolio was rebalanced and the investment strategies now reflect the revival in the economic growth cycle.

Given the sustained improvement in manufacturing activity over the past three quarters, industrial, materials and chemicals holdings in the portfolio gained the most during the review period. They included producer of steel and other alloys Allegheny Technologies, Inc. (+73.3%), specialty chemicals maker Lubrizol Corp. (+35.7%), and manufacturer of motion and control technologies and systems Parker Hannifin Corp. (+30.6%). Electronics components maker AVX Corp. (+36.5%) and PerkinElmer, Inc. (+34.6%), a provider of technology solutions to various industries, outperformed on the back of the improved demand outlook for technology products and services. The recently adopted health care reform legislation is expected to benefit the healthcare sector as overall spending will likely increase. Heart valve maker Edwards Lifesciences Corp. (+34.0%), healthcare management services provider Express Scripts, Inc. (+25.3%), and provider of life science research and clinical diagnostics Bio-Rad Laboratories, Inc. (+24.9%) were among the significant contributors to portfolio growth. Lawn care and agricultural irrigation products maker The Toro Company (+53.8%) and toymaker Hasbro, Inc. (+40.7%) also added substantial value.

Despite the improved economic conditions, natural gas distributor Sempra Energy (-4.4%) posted negative returns due to relatively subdued gas prices. Select banking

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +95.91% for the Fund and +148.48% for the Russell Midcap Index. The one-year return for the Fund was +40.11%. The Fund’s average annual total return since inception was +6.21%. Investors cannot invest directly in the index, although they can invest in its underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

www.thomaswhite.com	21

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

and financial sector stocks, which saw rapid price appreciation in the early part of the equity market rally, consolidated during the review period. They included regional bank holding company Hudson City Bancorp, Inc. (+1.4%), Health Care REIT, Inc. (+1.3%) and reinsurance solutions provider PartnerRe Ltd. (+1.4%). Cigarette maker Lorillard, Inc. (+0.8%) underperformed as the FDA is considering restrictions on the sale of flavored cigarettes. Industrial services company Harsco Corp. (-1.7%), electronic design automation company Synopsys, Inc. (+2.9%), and producer of advanced weapon and space systems Alliant Techsystems, Inc. (+4.0%) also returned less than the Fund average.

Structural Imbalances on the Mend

It augurs well for long-term growth that some of the imbalances that led to the global economic crisis seem to be changing for the better, even if the improvements are fairly modest. America’s household savings rate has improved appreciably since the start of the financial crisis. Though further gains are likely to occur at a slower rate, as indicated by recent data, we believe the improvement in household balance sheets will facilitate more sustainable economic growth. The recovery in global demand for manufactured goods and the cheaper dollar have helped U.S. exports and narrowed the country’s trade deficit. Though the trade gap has started widening again recently on increased imports, the trends have reestablished the perception that American goods and products have remained competitive in the international market. The highly imbalanced U.S. trade account with China, another trigger of the global crisis, also showed some improvement with the increase in shipments to that country.

Further, with the economy stabilizing, the focus has shifted to improving the regulatory oversight of financial firms. The Financial Sector Reforms Bill now being considered by the Congress, the SEC’s investigations into the alleged malpractices and conflict of interests at Wall Street firms, and the proposals to make credit raters more accountable, are among the most significant of these initiatives.

The sovereign debt crisis in Europe has put the spotlight back on the dangers of excessive public debt. The events in Europe have confirmed that the financial markets have become increasingly sensitive to weak government balance sheets. The U.S. fiscal deficit, which was high even before the crisis, has increased considerably because of the extraordinary steps taken to prop up the economy. The deficit is likely to worsen further for several years as the costs of the ambitious policy initiatives, including the estimated trillion dollar Health Care and Education Affordability Reconciliation Act, are accounted. Given the already elevated levels of public debt, perhaps the only recourse left would be to raise taxes in the future, in our opinion. Higher taxes may dampen domestic consumption, a vital cog in sustaining economic growth.

We at Thomas White International are encouraged by the strength of the domestic economic recovery, while our concerns over U.S. long-term fiscal health and structural imbalances remain. We highly value the continued trust held by our shareholders and advisors in the American Opportunities Fund and we remain committed to fulfill your domestic investing goals.

22	www.thomaswhite.com

APRIL 30, 2010

Average Annual Returns as of April 30, 2010[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
American Opportunities Fund	21.17%	11.19%	40.11%	(5.44)%	2.83%	5.60%	6.21%
Russell Midcap Index	24.93%	12.76%	50.85%	(3.32)%	5.66%	5.74%	7.54%

Operating Expenses (annualized)[2]
Six months ended April 30, 2010	1.35%

Portfolio Turnover
Six months ended April 30, 2010	35.91%

Sector Allocation	% of TNA
Aerospace	1.8%
Banking	4.6%
Building	2.1%
Capital Goods	1.7%
Chemicals	1.4%
Communications	2.5%
Consumer Durables	2.7%
Consumer Retail	5.7%
Consumer Staples	5.1%
Energy	5.3%
Financial Diversified	10.5%

Sector Allocation	% of TNA
Forest & Paper	1.3%
Healthcare	7.6%
Industrial	3.6%
Insurance	7.2%
Metals	2.1%
Services	12.4%
Technology	11.8%
Utilities	9.5%
Cash & Other	1.1%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $16.4 billion)	5.2%
Mid Cap ($3.8-16.4 billion)	54.2%
Small Cap (under $3.8 billion)	39.5%
Cash & Other	1.1%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$12.42	$21.2 million	2.00% within 60 days	None

1Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. The American Opportunities Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

2 In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.58%.

www.thomaswhite.com	23

Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

COMMON STOCKS (98.9%)

AEROSPACE (1.8%)
	Alliant Techsystems	1,075	$86,978
	L-3 Communications	3,250	304,102

			391,080

BANKING (4.6%)
	Bok Financialcorp	2,900	157,847
	Commerce Bancshares	10,302	426,657
	Hudson City Bancorp	13,650	181,818
	New York Comm Banc	12,850	211,640

			977,962

BUILDING (2.1%)
	Armstrong World Industries *	4,650	202,507
	NVR Inc *	200	143,610
	Shaw Group Inc *	2,600	99,527

			445,644

CAPITAL GOODS (1.7%)
	Harsco Corp	3,750	116,100
	Parker Hannifin	3,500	242,130

			358,230

CHEMICALS (1.4%)
	Lubrizol Corp	3,300	298,122

COMMUNICATIONS (2.5%)
	Frontier Communications	9,850	78,406
	Level 3 Communications *	83,300	128,282
	Virgin Media	18,600	326,616

			533,304

CONSUMER DURABLES (2.7%)
	Thor Industries	4,800	171,408
	Toro Co	3,600	204,984
	Wabco Holdings *	6,050	200,800

			577,192

CONSUMER RETAIL (5.7%)
	Big Lots Inc *	5,250	200,550
	BJ’s Wholesale Club *	5,650	216,282
	Gamestop Corp	15,500	376,805
	Radioshack Corp *	9,300	200,415
	Ross Stores	4,050	226,800

			1,220,852

CONSUMER STAPLES (5.1%)
	Conagra Inc	7,650	187,195
	Lorillard Inc	3,500	274,295
	NU Skin Enterprises	7,300	219,438
	Reynolds American	7,600	405,992

			1,086,920

See Notes to Financial Statements

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Investment Portfolio (Unaudited)	April 30, 2010

Sector	Issue	Shares	Value

ENERGY (5.3%)
	Oil States Intl Inc *	12,400	$599,044
	Plains Exploration *	6,600	193,446
	Seacor Holdings *	1,800	151,506
	Valero Energy	8,300	172,557

			1,116,553

FINANCIAL DIVERSIFIED (10.5%)
	Ameriprise Finl	3,350	155,306
	HCP Inc	9,650	309,958
	Health Care Reit Inc	7,850	352,701
	Nationwide Health Pr	6,550	229,381
	Raymond James Finan	5,800	177,712
	Realty Income Corp	13,850	454,142
	T Rowe Price Group	3,000	172,620
	Ventas Inc	7,950	375,479

			2,227,299

FOREST & PAPER (1.3%)
	Intl Paper	10,150	271,411

HEALTHCARE (7.6%)
	Bio-Rad Labs *	1,625	181,496
	Edwards Lifesciences *	2,525	260,277
	Express Scripts Inc *	2,550	255,332
	Henry Schein Inc *	3,475	210,238
	Humana Inc *	3,850	176,022
	St. Jude Medical Inc *	4,500	183,690
	Watson Pharmaceuticals *	8,100	346,842

			1,613,897

INDUSTRIAL (3.6%)
	Crane Co	4,100	147,354
	Eaton Corp	4,950	381,942
	Teleflex Inc	2,250	137,970
	Tyco International	2,650	102,794

			770,060

INSURANCE (7.2%)
	Am Financial Group	7,800	229,554
	Assurant Inc	14,850	540,986
	Lincoln Natl Corp In	9,850	301,312
	Partnerre Hldgs Ltd	2,400	186,192
	Stancorp Finl Group	2,300	103,408
	XL Capital Ltd	9,350	166,430

			1,527,882

METALS (2.1%)
	Allengheny Tech	4,125	220,564
	Arch Coal	8,050	217,350

			437,914

See Notes to Financial Statements

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Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

SERVICES (12.4%)
	Aaron’s Inc	3,750	$84,637
	Autonation Inc *	10,650	215,130
	Career Education *	3,850	112,689
	Dreamworks Animation *	6,400	254,144
	Hasbro	8,200	314,552
	Marriott Intl	3,750	137,850
	Murphy Oil	3,450	207,517
	Royal Caribbean Cruises Ltd *	4,350	155,904
	Service Cp Intl	38,350	344,383
	WW Grainger Inc	3,300	364,782
	Yum! Brands Inc	10,400	441,168

			2,632,756

TECHNOLOGY (11.8%)
	Accenture Plc	6,750	294,570
	Avx Corp	20,400	315,180
	Computer Sciences	3,500	183,364
	DST Systems Inc	8,350	354,457
	Fiserv Corp *	4,200	214,746
	Harris Corp	5,350	275,418
	Lexmark Intl Group *	2,700	100,035
	Linear Technology Cp	2,900	87,116
	Perkin Elmer	8,100	202,905
	Seagate Technology *	10,850	199,125
	Synopsys Inc *	3,000	67,980
	Western Digital *	4,950	203,396

			2,498,292

UTILITIES (9.5%)
	Alliant Energy Corp *	9,500	324,900
	CMS Energy Corp	16,950	275,607
	Edison International	9,900	340,263
	Nisource Inc	22,000	358,600
	Sempra Energy	5,200	255,736
	Southern Union	10,500	274,365
	Unit*	4,100	195,857

			2,025,328

Total Common Stocks		(Cost $17,436,410)	21,010,698

SHORT TERM OBLIGATIONS (1.2%)
		Principal Amount

	American Family Financial Services Demand Note 0.10%, due 6/21/2010	$251,261	$251,261

Total Short Term Obligations		(Cost $251,261)	251,261

Total Investments	100.1%	(Cost $17,687,670)	$21,261,959
Other Assets, Less Liabilities	(0.1)%		(17,080)
Total Net Assets	100.0%		$21,244,879

* Non-Income Producing Securities

See Notes to Financial Statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2010 (Unaudited)

American Opportunities Fund		International Fund
ASSETS
Investments in securities at market value[1]	$21,261,959	$502,728,044
Receivables:
Dividends and interest	25,063	1,439,032
Reclaims	-------	523,742
Securities sold	-------	-------
Fund shares sold	5,100	1,132,322
Due from manager	3,701	-------
Prepaid expenses	3,918	78,128
Total assets	21,299,741	505,901,721

LIABILITIES
Management Fees	17,181	344,371
Accrued expenses	37,680	226,685
Payable For Securities Purchased	-------	-------
Payable for Fund Share Redeemed	-------	25,494
Collateral on loaned securities[2]	-------	77,100,463
Total liabilities	54,861	77,697,013

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	19,374,681	405,846,202
Undistributed net investment income accumulated net investment gain	89,353	2,187,967
Accumulated net realized (loss)	(1,793,444)	(31,816,675)
Net unrealized (depreciation) on investments and foreign currency translations	3,574,289	51,987,214
Net assets	$21,244,879	$428,204,708
Shares outstanding	1,710,499	27,342,467
Net asset value and offering price per share	$12.42	$15.66
1 Cost Basis: American Opportunities Fund: $17,687,670 International Fund: $394,933,711
2 Value of securities out on loan at 4/30/2010: International Fund: $72,185,074
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Operations

Period Ended April 30, 2010 (Unaudited)

American Opportunities Fund		International Fund
INVESTMENT INCOME
Income:
Dividends	$220,562	$4,659,651	[1]
Interest	187	24,622
Total investment income	220,749	4,684,273
Expenses:
Investment management fees (note 4)	96,886	1,988,804
Audit fees and expenses	1,798	28,748
Custodian fees	1,836	158,008
Trustees’ fees and expenses	1,852	35,570
Registration fees	13,974	30,935
Transfer agent fees	6,548	23,592
Printing expenses	3,212	33,799
Accounting, administration and compliance fees	15,809	245,145
Legal fees and expenses	6,370	117,074
Other expenses	5,706	69,059
Total expenses	153,991	2,730,734
Reimbursement from Investment Manager	(22,596)	-------
Net expenses	131,395	2,730,734
Net investment income	89,354	1,953,539

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments & foreign currency transactions	421,742	3,444,899
Net change in unrealized appreciation on investments and foreign currency translations	3,214,292	23,526,582
Net gain on investments	3,636,034	26,971,481
Net increase in net assets from Operations	$3,725,388	$28,925,020
1 Net of foreign taxes withheld of $303,568.
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

American Opportunities Fund					International Fund
	Six Months Ended April 30, 2010		Year Ended October 31, 2009		Six Months Ended April 30, 2010		Year Ended October 31, 2009
Change in net assets from operations:
Net investment income gain	$	89,353	$	183,960	$	1,953,539	$	4,962,114
Net realized gain/(loss)		421,742		(1,893,560)		3,444,899		(24,166,358)
Net unrealized appreciation on investments		3,214,292		2,460,739		23,526,582		95,277,629
Net increase in net assets from operations		3,725,387		751,139		28,925,020		76,073,385
Distributions to shareholders:
From net investment income		-------		(142,050)		-------		(4,727,686)
Return of capital		-------		(67,485)		-------		-------
Total distributions		-------		(209,535)		-------		(4,727,686)
Fund share transactions (Note 3)		(193,480)		1,336,728		39,575,289		100,360,398
Total increase		3,531,907		1,878,332		68,500,309		171,706,097
Net assets:
Beginning of period		17,712,972		15,834,640		359,704,399		187,998,302
End of period		$21,244,879		$17,712,972		$428,204,708		$359,704,399
Undistributed net investment income accumulated net investment gain	$	89,353	$	-------	$	2,187,967	$	234,428
See Notes to Financial Statements.

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. As of April 30, 2010, the Trust offered two series of Shares, the Thomas White American Opportunities Fund (the “American Opportunities Fund”) that commenced operations on March 4, 1999, and the Thomas White International Fund (the “International Fund”) that commenced operations on June 28, 1994, collectively referred to as the “Funds”. The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

The Funds adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ACS 820”), effective November 1, 2008. Under ACS 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. ACS 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

-	Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

-	Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly. The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

-	Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of April 30, 2010, based on the inputs used to value them:

	American Opportunities Fund	International Fund
Level 1 - Common Stocks	$21,010,698	$55,257,625
Preferred Stocks	-------	17,397,417
Total Level 1	21,010,698	72,655,042
Level 2 - Common Stocks	-------	335,652,846
Variable Rate Demand Notes	251,261	-------
Time Deposits	-------	93,838,533
Total Level 2	251,261	429,491,379
Level 3	-------	-------
Total	$21,261,959	$502,146,421

(B) FOREIGN CURRENCY TRANSACTIONS

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. As of April 30, 2010, the Funds hold no open foreign exchange contracts.

Each Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation)

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

on investments and foreign currency translations include the changes in the value of assets and liabilities including investments in securities held at the end of the fiscal year, resulting from changes in the exchange rates.

(C) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2009, open Federal tax years include the tax years ended October 31, 2006 through 2009. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2010 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$72,185,074	$77,100,463

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$24,622

(H) REDEMPTION FEE

Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $7,384 and the American Opportunities Fund charged $0 in redemption fees for the period ended April 30, 2010, which were included in net capital paid.

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

NOTE 2. SIGNIFICANT SHAREHOLDER

At April 30, 2010 the Thomas White American Opportunities Fund and the Thomas White International Fund had two shareholders who each held 27.7% and 6.5%, respectively, of each Fund’s outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (ALL AMOUNTS IN THOUSANDS)

As of April 30, 2010, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

American Opportunities Fund
	Period Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	6,348	$73,590	171,831	$1,553,669
Shares issued on reinvestment of dividends & distributions	-------	-------	20,256	208,641
Shares redeemed	(23,950)	(267,070)	(45,032)	(425,582)
Net increase (decrease)	(17,602)	$(193,480)	147,055	$1,336,728

International Fund
	Period Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	4,646,433	$72,472,867	14,617,516	$166,825,973
Shares issued on reinvestment of dividends & distributions	-------	-------	321,194	4,650,882
Shares redeemed	(2,118,276)	(32,897,578)	(6,134,484)	(73,116,457)
Net increase	2,528,157	$39,575,289	8,804,226	$100,360,398

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. As of the fiscal period ended April 30, 2010, the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.40% of the respective Fund’s average daily net assets. These agreements to reimburse fees expire on February 28, 2010, but may be renewed by the Funds’ Board of Trustees and the Advisor.

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

Effective March 1, 2010, the International Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense.

As of April 30, 2010, the International Fund was not subject to repayment to the Advisor.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust and U.S. Bank are the custodians for the International Fund and American Opportunities Fund, respectively. Northern Trust bills the International Fund quarterly based on the value of its holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 and $10,000 per year for the International Fund and American Opportunities Fund, respectively. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

NOTE 6. INVESTMENT TRANSACTIONS

During the period ended April 30, 2010 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$6,948,016	$7,074,526
International Fund	68,747,644	35,543,228

At April 30, 2010 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
American Opportunities Fund	$17,679,555	$3,808,622	$(234,333)	$3,574,289
International Fund	450,159,207	78,862,148	(26,874,935)	51,987,213

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$-------	$-------	$359,997	$(2,235,361)	$(1,875,364)
International Fund	234,428	-------	28,460,631	(35,261,574)	(6,566,515)

As of October 31, 2009, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	American Opportunities Fund	International Fund
10/31/2016	$371,650	$11,090,484
10/31/2017	1,843,536	24,171,090
Total	2,215,186	35,261,574

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Notes to Financial Statements Period Ended April 30, 2010 (Unaudited)

The tax character of distributions paid during the year ended October 31, 2009 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$162,225	$47,310	$-------	$209,535
International Fund	4,727,686	-------	-------	4,727,686

NOTE 7. SUBSEQUENT EVENTS

Subsequent events have been evaluated through June 28, 2010, which is the date the financial statements were issued. Subsequent events have not been evaluated after this date.

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2009 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$8,777,483	$703,843	$0.03

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Period Ended April 30, 2010 (Unaudited)

FINANCIAL HIGHLIGHTS

International Fund
	Period Ended April 30, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$14.50	$11.74	$22.51	$18.11	$14.52	$12.31

Income from investment operations:
Net investment income (loss)	0.08	0.19	0.27	0.28	0.21	0.18
Net realized and unrealized gains (losses)	1.08	2.76	(10.79)	6.10	4.63	3.28
	1.16	2.95	(10.52)	6.39	4.84	3.46

Distributions:
From net investment income	-------	(0.19)	(0.25)	(0.33)	(0.18)	(0.22)
From net realized gains	-------	-------	-------	(1.65)	(1.07)	(1.03)
	-------	(0.19)	(0.25)	(1.99)	(1.25)	(1.25)

Change in net asset value for the year	1.16	2.76	(10.77)	4.40	3.59	2.21
Net asset value, end of year	$15.66	$14.50	$11.74	$22.51	$18.11	$14.52
Total Return	8.00%	25.15%	(46.69)%	35.36%	33.39%	28.27%

Ratios/supplemental data
Net assets, end of year (000)	$428,205	$359,704	$187,998	$262,634	$146,739	$76,727

Ratio to average net assets:
Expenses (net of reimbursement)	1.36%	1.46%	1.47%	1.42%	1.44%	1.50%
Net investment income/loss (net of reimbursement)	0.97%	1.80%	1.49%	1.46%	1.07%	1.13%
Portfolio turnover rate	9.29%	59.20%	54.10%	38.69%	38.69%	35.72%

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Period Ended April 30, 2010 (Unaudited)

American Opportunities Fund
	Period Ended April 30, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$10.25		$10.01	$15.44	$14.97	$14.75	$14.52

Income from investment operations:
Net investment income (loss)	0.05		0.08	0.05	0.11	0.07	(0.01)
Net realized and unrealized gains (losses)	2.12		0.28	(5.43)	1.71	2.12	1.76
	2.17		0.36	(5.38)	1.82	2.19	1.75

Distributions:
From net investment income	-------		(0.08)	(0.05)	(0.11)	(0.07)	-------
From net realized gains	-------		-------	-------	(1.24)	(1.90)	(1.52)
Tax return of capital	-------		(0.04)	-------	-------	-------	-------
	-------		(0.12)	(0.05)	(1.35)	(1.97)	(1.52)

Change in net asset value for the year	2.17		0.24	(5.43)	0.47	0.22	0.23
Net asset value, end of year	$12.42		$10.25	$10.01	$15.44	$14.97	$14.75
Total Return	21.17%		3.62%	(34.79)%	12.37%	14.77%	12.17%

Ratios/supplemental data
Net assets, end of period (000)	$21,245		$17,713	$15,835	$25,360	$23,808	$19,676

Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35% +	1.35% +	1.35% +	1.35% +	1.35% +
Net investment income/loss (net of reimbursement)	0.91%	+	1.16% +	0.38% +	0.69% +	0.44% +	(0.05)% +
Portfolio turnover rate	36.67%		83.15%	39.59%	59.20%	44.68%	41.92%

(1)	Less than $0.01 per share.

+	In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.58% and the ratio of net investment income to average net assets would have been 0.68% for the current period.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.77% for the year ended October 31, 2009.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.51% and the ratio of net investment income to average net assets would have been 0.22% for the year ended October 31, 2008.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the year ended October 31, 2007.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2009 through April 30, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

	Beginning Account Value Nov. 1, 2009	Ending Account Value Apr. 30, 2010	Expenses Paid During Period (Nov. 1, 2009 – Apr. 30, 2010)*
American Opportunities Fund
Actual	$1,000.00	$1,204.95	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.79
International Fund
Actual	$1,000.00	$1,073.20	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$6.84

* Expenses are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.36% for the International Fund multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

42	www.thomaswhite.com

Approval of Investment Advisory Agreements

At a meeting of the Board of Trustees (“Board” or “Trustees”) held on February 19, 2010, the Board reviewed and considered the Investment Advisory Agreements (the “Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”) and Thomas White International Fund (the “International Fund” and together with the American Opportunities Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreements should be continued for a one-year period. Following their review and consideration, the Trustees determined that each Agreement will enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over trailing periods. With respect to the International Fund, the Trustees took note of the fact that the Fund outperformed its peer group (based on the category average) for the trailing one-, three-, five- and ten-year periods. The Trustees noted that the American Opportunities Fund had underperformed its peer group (based on the category average) over the trailing one-, three- and five-year periods and slightly outperformed its peer group over the trailing ten-year period. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by TWI, the Trustees

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Approval of Investment Advisory Agreements

concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, is competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the International Fund’s operating expenses to 1.50% of average daily net assets and the American Opportunity Fund’s operating expenses to 1.35% of average daily net assets for an additional year. The Board took into consideration information regarding the fees that TWI charges another investment company client for similar sub-investment advisory services and they noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also considered the fees that TWI charges to its non-investment company clients, noting the reasons for the differences in the fees. The Board also considered TWI’s current level of profitability with respect to the Funds and noted that TWI’s profitability was acceptable and consistent with applicable industry averages and that TWI is committed to using its own resources to help grow the Funds. In connection with this, the Board took into consideration the fact that TWI undertakes to pay for all of the costs related to the Funds’ participation on various mutual fund supermarket platforms, and TWI’s plans to continue doing so in the future. The Board members also took into consideration the fact that the Funds are offered without being subject to any sales charges or commissions and any Rule 12b-1 distribution fees and that TWI bears the distribution related costs that it undertakes with respect to the Funds entirely out of its own resources. The Trustees further noted TWI’s commitment to increasing the exposure of the Funds’ Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site are being borne by TWI, which provides an additional benefit to the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI. The members of the Board considered the profitability of the Advisor both before and after the impact of the marketing related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

•	The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment

44	www.thomaswhite.com

Approval of Investment Advisory Agreements

advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees also noted that, due to its growth in assets over the past fiscal year, the International Fund’s total average operating expenses were less than the cap provided for in that Fund’s Expense Limitation Agreement. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI’s provision of administration and fund accounting services, in addition to investment advisory services, at a cost to the Funds than that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

•

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of the Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

46	www.thomaswhite.com

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David M. Sullivan II

Treasurer and

Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhite.com

COVER PICTURE: Tiananmen Square, China

Understanding the Rapid Ascent of China and other Emerging Markets

We are pleased to announce the third fund in our global funds family, the Thomas White Emerging Markets Fund (Symbol: TWEMX). Since our founding in 1992, Emerging Markets countries have grown from a mere 3% of the MSCI All Country World Index to approximately 21% today. But, given they have just started to develop their equity markets, we believe that this weight is deceptively low. In fact, 2010 IMF data confirms developing countries represent 47.1% of the total world economy, and the IMF projects this will grow to 51.9% by 2015.

What caused Emerging Markets to catch up with Developed Markets so quickly?

What held back 87.9% of world’s population from progressing at the same rate as others? Russia, China and India all had sophisticated cultures and globally competitive societies in the past, but recent development was repressed by failed economic models. When they adopted market-driven economies during the 1990s, growth accelerated immediately. Once CNN made world news via satellite a staple in previous sheltered countries in 1989, their populations discovered how the other half lived. This, and later the Internet, unleashed a burning desire in capable, hard-working individuals to improve their standard of living.

As markets were opened, companies quickly became multinational, selling worldwide, but moving manufacturing operations to where labor was cheapest. At first this was a positive for the consumer in developed countries as products became progressively cheaper. Eventually job losses rose in developed markets, but their governments came to the rescue, by extending unemployment payments and promoting domestic growth by subsidizing low cost home mortgages. They financed these policies with borrowed money not taxes. This borrowed money came from the emerging market countries, where workers were saving large portions of their salaries. By 2008, the “emerging market export and lend model” and the “developed market consume and borrow model” had gone from benefiting participants to damaging them. Given they are not saddled with excessive debt, the emerging market countries now have certain advantages. To replace their lost export revenues, they are now focusing on developing their domestic consumer sector. In this area, China, India, Indonesia, Brazil and other countries with huge populations have clear advantages.

Our Global Investing Website

We feel it is important to provide interested shareholders with material that will enable them to become familiar with the countries where we invest. Our analysts issue a wide range of brief reports that are both informative and interesting. Please visit www.thomaswhite.com.

Country Profiles	Each nation’s history, culture and economy
Monthly Global Overview	A snapshot of the world economy each month
Monthly Economic Reviews	Events influencing regional markets
BRIC Spotlight Reports	In-depth descriptions of the important BRIC industries
Global Player Reports	Profiles introducing significant leaders
Green Reports	How nations are solving their environmental challenges
Weekly Postcards	Comments to broaden one’s understanding of a country

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the

Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Not applicable

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3)	Not applicable

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/S/ THOMAS S. WHITE, JR.
Thomas S. White, Jr. President (Principal Executive Officer)

Date: July 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ THOMAS S. WHITE, JR.
Thomas S. White, Jr. President (Principal Executive Officer)

Date: July 8, 2010

By:	/S/ DAVID M. SULLIVAN II
David M. Sullivan II Treasurer (Principal Financial Officer)

Date: July 8, 2010

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.